Exhibit 99.1

EDITORIAL CONTACTS:	PRGP42SN318

Michele Drake (U.S.)
+1 650 752 5296
michele_drake@agilent.com

Jorgen Tesselaar (Europe and Asia)
+31 20 547 2825
jorgen_tesselaar@agilent.com

INVESTOR CONTACT:

Hilliard Terry
+1 650 752 5329
hilliard_terry@agilent.com

Agilent Technologies Reports Second-Quarter 2003 Results

Drive to Quarterly Operating Breakeven Continues

     PALO ALTO, Calif., May 19, 2003 — Agilent Technologies Inc. (NYSE: A) today reported orders of $1.53 billion and revenue of $1.47 billion for the fiscal second quarter ended April 30, 2003. The company reported a GAAP net loss of $146 million, or $0.31 per share, which includes $74 million of net restructuring charges and intangibles amortization. Excluding those items, Agilent reported a net loss of $72 million, or $0.15 per share.

     “Our second quarter results were mixed,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “We’re encouraged by orders and revenue that came in near the top of our expectations, despite world events. Earnings, however, were at the low end of our range because of delays in realizing restructuring savings as well as ongoing pricing pressures in our markets. But, we did achieve $35 million in structural cost reductions during the quarter, and we reduced headcount by nearly 2,500. We remain committed to achieving an operating breakeven of $1.45 billion in the fourth quarter of this year.”(1)

     Overall, Agilent’s second-quarter orders and revenue were in the same range as those of the past six quarters. The company reported a rebound in semiconductor test equipment orders, which reached their highest level in two-and-a-half years. Semiconductor component orders were also seasonally higher, although they remained well below last year’s second-quarter spike. Activity in Agilent’s other business segments was basically flat compared to the prior year.

     The company also demonstrated good balance sheet management during the quarter, generating $28 million from working capital despite sequentially higher revenue. Capital spending, at $38 million, was about $50 million below depreciation expense.

     “We continue to invest in Agilent’s future by maintaining our significant investment in R&D,” Barnholt said. “This enables us to keep delivering innovative new products to our customers, and has resulted in our winning market share across many of our businesses in the first half of the year.”

     Looking ahead, the company said it sees no material change in the outlook for its end markets. Agilent expects third-quarter revenue in the range of $1.45 billion to $1.55 billion. Earnings before restructuring and amortization charges are expected to be in a range of a loss of $0.10 per share to an operating breakeven.(1)

     “Our fourth-quarter priority remains firmly focused on achieving a $1.45 billion operating breakeven,” (1) Barnholt said. “We are confident that by reaching this milestone, we will have laid the foundation for sustained profitability in 2004.”

Segment Results

Test and Measurement
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	608	594	639
Revenues	652	633	660
Operating Profit(2)	(103)	(132)	(172)

     Second quarter Test and Measurement orders were down 5 percent from one year ago and were up 2 percent from the first quarter. By market segment, communications test orders were down 7 percent from last year because of weakness in the wireline test market, and were down 1 percent compared to the first quarter. General purpose test was flat compared to last year and up 11 percent from a very soft first quarter despite continued weakness in aerospace and defense. Second-quarter revenues of $652 million were off 1 percent from last year and up 3 percent sequentially. Aggressive restructuring helped comparative operating results. The second-quarter operating loss of $103 million was $29 million better than first quarter results on only $19 million higher revenues. The operating loss was reduced by $69 million compared to last year despite $8 million lower revenues.

Automated Test
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	219	115	197
Revenues	153	136	154
Operating Profit(2)	(37)	(48)	(30)

     As expected, the Automated Test segment rebounded from the first quarter weakness caused by both geopolitical uncertainty and a temporarily weak flash memory test market. Second-quarter segment orders of $219 million were up 11 percent from last year to the highest level since the first quarter of 2001. Sequentially, orders were up 90 percent, with all semiconductor test products up sharply. Revenues of $153 million were flat with last year and up 13 percent from the first quarter. Automated Test’s second quarter book-to-bill ratio of 1.43 was substantially ahead of the industry’s April reading of 1.21. The second quarter operating loss of $37 million was affected by a $5 million inventory charge. Adjusted for that charge, operating results were essentially equal to last year on similar volume and $16 million better than the first quarter on $17 million higher volume.

Semiconductor Products
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	420	381	476
Revenues	376	367	371
Operating Profit(2)	(43)	(48)	(37)

     Semiconductor Products’ orders of $420 million were down 12 percent from last year and were up 10 percent from the first quarter. Excluding hardcopy ASICs, segment orders would have been up 2 percent from last year and up 10 percent sequentially. Revenues of $376 million were up 1 percent from last year despite the lower ASIC business and were up 2 percent sequentially. The segment book-to-bill ratio of 1.12 compares to 1.04 in the first quarter and 1.28 one year ago. The $6 million deterioration in second-quarter operating results compared to last year was caused by costs associated with the continued ramp of FBAR filter and E-pHEMT power module products. At the end of the quarter, the company ended production in the Newark, Calif. fab and closed the facility. Compared to the first quarter, the operating loss was improved by $5 million on additional volume of $9 million.

Life Sciences and Chemical Analysis
(in millions)

	Q2:F03	Q1:F03	Q2:F02

Orders	280	268	285
Revenues	286	276	272
Operating Profit(2)	20	34	20

     Life Sciences and Chemical Analysis continued its generally flat business profile, with second-quarter orders of $280 million off 2 percent from last year and up about 4 percent sequentially. Life Sciences orders were down 4 percent from one year ago and up 1 percent sequentially, while orders for chemical analysis were flat year-to-year and up 7 percent from the first quarter. Revenues of $286 million were 5 percent ahead of one year ago and up 4 percent from the first quarter. Because of the seasonality of operating expenses, operating profits were off $14 million sequentially, similar to the quarterly pattern in 2002. Compared to last year, profits were unchanged despite $14 million higher revenues because of increased R&D spending in life sciences and temporarily higher IT expenses associated with the CRM implementation.

About Agilent Technologies

     Agilent Technologies Inc. (NYSE: A) is a global technology leader in communications, electronics, life sciences and chemical analysis. The company’s 32,000 employees serve customers in more than 110 countries. Agilent had net revenue of $6 billion in fiscal year 2002. Information about Agilent is available on the Web at www.agilent.com.

     More financial information about this quarter’s earnings is available at www.investor.agilent.com.

     Agilent management will host a live webcast of its quarterly conference call with the investment community in listen-only mode today at 1:30 p.m. (PT). Listeners may log on at www.investor.agilent.com and select “conference calls.” The webcast will remain on the company site for seven days.

     A telephone replay of the conference call will be available starting at 4:30 p.m. (PT) on May 19 through May 26 by dialing +1 719 457 0820 and entering pass code 468550.

Safe Harbor Statement

     This news release contains forward-looking statements (including, without limitation, information regarding projected revenue, earnings, breakeven and profitability, delivery of new innovative products and the outlook for the markets that Agilent serves) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations.

     In addition, other risks that Agilent faces in running its operations include: the ability to execute successfully through the current economic downturn and an upturn while it continues to implement significant workforce and other cost reductions; the ability to meet and achieve the benefits of its cost reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; increasing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the risk that we may be required to take a valuation allowance on our deferred tax assets, which would reduce our GAAP tax benefit rate, would significantly reduce our GAAP earnings and may reduce our non-GAAP earnings; the impact of Severe Acute Respiratory Syndrome (SARS) in the Asian marketplace and on our ability to conduct business in Asia; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the successful implementation of Agilent’s ERP and other information systems and the ability to realize the benefits from these and other IT systems investments; the ability to improve asset performance to adapt to the current economic slowdown and other changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in the company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Oct. 31, 2002, its Quarterly Report on Form 10-Q for the quarter ended Jan. 31, 2003 and its Current Report on Form 8-K filed Apr. 4, 2003. The company assumes no obligation to update the information in this press release.

(1) Agilent’s goal of achieving an operating breakeven of $1.45 billion in the fourth quarter and the company’s guidance range for the third quarter do not include restructuring costs and intangibles amortization. Restructuring costs for the third and fourth quarters cannot be reliably estimated and may be significant. Amortization of intangibles is expected to be about $12 million quarterly.

(2) Before restructuring charges in all periods.

# # #

NOTE TO EDITORS: Further technology, corporate citizenship and executive news is available on the Agilent news site at www.agilent.com/go/news.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

Orders	$1,527	$1,597	(4%)
Net revenue	$1,467	$1,457	1%
Costs and expenses:
Cost of products and services	961	894	7%
Research and development	296	307	(4%)
Selling, general and administrative	545	605	(10%)

Total costs and expenses	1,802	1,806	—

Loss from operations	(335)	(349)	4%
Other income (expense), net	11	22	(50%)

Loss from continuing operations before taxes	(324)	(327)	1%
Benefit for taxes	(178)	(80)	123%

Loss from continuing operations	(146)	(247)	41%
Loss from sale of discontinued operations (net of taxes)	—	(6)

Net loss	$(146)	$(253)	42%

Net (loss) earnings per share — Basic and diluted:
Loss from continuing operations	$(0.31)	$(0.54)
Loss from sale of discontinued operations, net	—	$(0.01)

Net loss	$(0.31)	$(0.55)

Weighted average shares used in computing loss per share:
Basic and diluted	471	464

Loss from sale of discontinued operations (net of taxes) relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Six Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

Orders	$2,885	$3,062	(6%)
Net revenue	$2,879	$2,883	—
Costs and expenses:
Cost of products and services	1,844	1,814	2%
Research and development	573	624	(8%)
Selling, general and administrative	1,053	1,236	(15%)

Total costs and expenses	3,470	3,674	(6%)

Loss from operations	(591)	(791)	25%
Other income (expense), net	15	41	(63%)

Loss from continuing operations before taxes	(576)	(750)	23%
Benefit for taxes	(318)	(186)	71%

Loss from continuing operations	(258)	(564)	54%
Loss from sale of discontinued operations (net of taxes)	—	(4)

Loss before cumulative effect of accounting changes	(258)	(568)	55%
Cumulative effect of adopting SFAS No. 142 (net of tax benefit of $11 million)	(257)	—

Net loss	$(515)	$(568)	9%

Net (loss) earnings per share — Basic and diluted:
Loss from continuing operations	$(0.55)	$(1.21)
Loss from sale of discontinued operations, net	—	$(0.01)
Cumulative effect of adopting SFAS No. 142, net	(0.54)	—

Net loss	$(1.09)	$(1.22)

Weighted average shares used in computing loss per share:
Basic and diluted	471	464

Loss from sale of discontinued operations (net of taxes) relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Excluding Restructuring, Amortization of Intangibles
and Non-Operational Items
(Unaudited)

	Three Months Ended
	April 30,
			Percent
(In millions, except per share amounts)	2003	2002	Inc/(Dec)

Orders	$1,527	$1,597	(4%)
Net revenue	$1,467	$1,457	1%
Costs and expenses:
Cost of products and services	895	879	2%
Research and development	268	303	(12%)
Selling, general and administrative	486	494	(2%)

Total costs and expenses	1,649	1,676	(2%)

Loss from operations	(182)	(219)	17%
Other income (expense), net	14	14	—

Loss before taxes	(168)	(205)	18%
Benefit for taxes	(96)	(93)	3%

Non-GAAP net loss	$(72)	$(112)	36%

Non-GAAP net loss per share:
Basic and diluted	$(0.15)	$(0.24)
Weighted average shares used in computing non-GAAP net loss per share:
Basic and diluted	471	464
The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following non-operational items and reconcile to GAAP net loss:
Net loss per GAAP	$(146)	$(253)
Non-GAAP adjustments:
Goodwill	—	82
Other intangibles	12	13
Restructuring	131	35
Asset Impairment	3	—
Discontinued operations	—	10
Gain on sale of assets	—	(8)
Other	10	—
Adjustment for income taxes	(82)	9

Non-GAAP net loss	$(72)	$(112)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Excluding Restructuring, Amortization of Intangibles
and Non-Operational Items
(Unaudited)

	Six Months Ended
	April 30,
			Percent
(In millions, except per share amounts)	2003	2002	Inc/(Dec)

Orders	$2,885	$3,062	(6%)
Net revenue	$2,879	$2,883	—
Costs and expenses:
Cost of products and services	1,762	1,741	1%
Research and development	541	608	(11%)
Selling, general and administrative	960	994	(3%)

Total costs and expenses	3,263	3,343	(2%)

Loss from operations	(384)	(460)	17%
Other income (expense), net	21	28	(25%)

Loss before taxes	(363)	(432)	16%
Benefit for taxes	(182)	(186)	(2%)

Non-GAAP net loss	$(181)	$(246)	26%

Non-GAAP net loss per share:
Basic and diluted	$(0.38)	$(0.53)
Weighted average shares used in computing non-GAAP net loss per share:
Basic and diluted	471	464
The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following non-operational items and reconcile to GAAP net loss:
Net loss per GAAP	$(515)	$(568)
Non-GAAP adjustments:
Goodwill	—	165
Other intangibles	24	26
Restructuring	173	140
Asset Impairment	8	—
SFAS No. 142 adoption	268	—
Discontinued operations	—	7
Gain on sale of assets	(2)	(13)
Other	10	—
Adjustment for income taxes	(147)	(3)

Non-GAAP net loss	$(181)	$(246)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
THREE MONTHS ENDED APRIL 30, 2003
(Unaudited)

	Non-GAAP Adjustments

		Other		Asset		Adjustment
(In millions, except per share amounts)	GAAP	Intangibles	Restructuring	Impairment	Other	for Income Taxes	Non-GAAP

Orders	$1,527	$—	$—	$—	$—	$—	$1,527
Net revenue	$1,467	$—	$—	$—	$—	$—	$1,467
Costs and expenses:
Cost of products and services	961	(10)	(46)	—	(10)	—	895
Research and development	296		(28)	—	—	—	268
Selling, general and administrative	545	(2)	(57)	—	—	—	486

Total costs and expenses	1,802	(12)	(131)	—	(10)	—	1,649

Loss from operations	(335)	12	131	—	10	—	(182)
Other income (expense), net	11	—	—	3		—	14

Loss from operations before taxes	(324)	12	131	3	10	—	(168)
Benefit for taxes	(178)	—	—		—	82	(96)

Net loss	$(146)	$12	$131	$3	$10	$(82)	$(72)

Net loss per share — Basic and Diluted:
Net loss	$(0.31)	$0.03	$0.28	$0.01	$0.02	$(0.18)	$(0.15)
Weighted average shares used in computing net loss per share:
Basic and diluted	471	471	471	471	471	471	471

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
SIX MONTHS ENDED APRIL 30, 2003
(Unaudited)

		Non-GAAP Adjustments

		Other		Asset	Gain on Sale
(In millions, except per share amounts)	GAAP	Intangibles	Restructuring	Impairment	of Assets

Orders	$2,885	$—	$—	$—	$—
Net revenue	$2,879	$—	$—	$—	$—
Costs and expenses:
Cost of products and services	1,844	(20)	(52)	—	—
Research and development	573		(32)	—	—
Selling, general and administrative	1,053	(4)	(89)	—	—

Total costs and expenses	3,470	(24)	(173)	—	—

Loss from operations	(591)	24	173	—	—
Other income (expense), net	15	—	—	8	(2)

Loss from operations before taxes	(576)	24	173	8	(2)
Benefit for taxes	(318)	—	—		—

Net loss before cumulative effect of accounting changes	(258)	24	173	8	(2)
Cumulative effect of adopting SFAS No. 142 (net of tax benefit of $11 million)	(257)	—	—	—	—

Net loss	$(515)	$24	$173	$8	$(2)

Net loss per share — Basic and Diluted:
Loss from continuing operations	$(0.55)	$0.05	$0.37	$0.02	$—
Cumulative effect of adopting SFAS No. 142, net	(0.54)	—	—	—	—

Net loss	$(1.09)	$0.05	$0.37	$0.02	$—

Weighted average shares used in computing net loss per share:
Basic and diluted	471	471	471	471	471

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-GAAP Adjustments

	SFAS No.		Adjustment
(In millions, except per share amounts)	142	Other	for Income Taxes	Non-GAAP

Orders	$—	$—	$—	$2,885
Net revenue	$—	$—	$—	$2,879
Costs and expenses:
Cost of products and services	—	(10)	—	1,762
Research and development	—	—	—	541
Selling, general and administrative	—	—	—	960

Total costs and expenses	—	(10)	—	3,263

Loss from operations	—	10	—	(384)
Other income (expense), net	—	—	—	21

Loss from operations before taxes	—	10	—	(363)
Benefit for taxes	—	—	136	(182)

Net loss before cumulative effect of accounting changes	—	10	(136)	(181)
Cumulative effect of adopting SFAS No. 142 (net of tax benefit of $11 million)	268	—	(11)	—

Net loss	$268	$10	$(147)	$(181)

Net loss per share — Basic and Diluted:
Loss from continuing operations	$—	$0.02	$(0.29)	$(0.38)
Cumulative effect of adopting SFAS No. 142, net	$0.56	—	(0.02)	$0.00

Net loss	$0.56	$0.02	$(0.31)	$(0.38)

Weighted average shares used in computing net loss per share:
Basic and diluted	471	471	471	471

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
THREE MONTHS ENDED APRIL 30, 2002
(Unaudited)

		Non-GAAP Adjustments

			Other
(In millions, except per share amounts)	GAAP	Goodwill	Intangibles	Restructuring

Orders	$1,597	$—	$—	$—
Net revenue	$1,457	$—	$—	$—
Costs and expenses:
Cost of products and services	894		(10)	(5)
Research and development	307			(4)
Selling, general and administrative	605	(82)	(3)	(26)

Total costs and expenses	1,806	(82)	(13)	(35)

Loss from operations	(349)	82	13	35
Other income (expense), net	22	—	—	—

Loss from continuing operations before taxes	(327)	82	13	35
Benefit for taxes	(80)	—	—	—

Loss from continuing operations	(247)	82	13	35
Loss from sale of discontinued operations (net of taxes)	(6)	—	—	—

Net loss	$(253)	$82	$13	$35

Net loss per share — Basic and Diluted:
Loss from continuing operations	$(0.54)	$0.18	$0.03	$0.08
Loss from sale of discontinued operations, net	(0.01)	—	—	—

Net loss	$(0.55)	$0.18	$0.03	$0.08

Weighted average shares used in computing net loss per share:
Basic and diluted	464	464	464	464

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-GAAP Adjustments

	Discontinued	Gain on Sale	Adjustment
(In millions, except per share amounts)	Operations	of Assets	for Income Taxes	Non-GAAP

Orders	$—	$—	$—	$1,597
Net revenue	$—	$—	$—	$1,457
Costs and expenses:
Cost of products and services	—	—	—	879
Research and development	—	—	—	303
Selling, general and administrative	—	—	—	494

Total costs and expenses	—	—	—	1,676

Loss from operations	—	—	—	(219)
Other income (expense), net	—	(8)	—	14

Loss from continuing operations before taxes	—	(8)	—	(205)
Benefit for taxes	(4)	—	(9)	(93)

Loss from continuing operations	4	(8)	9	(112)
Loss from sale of discontinued operations (net of taxes)	6	—	—	—

Net loss	$10	$(8)	$9	$(112)

Net loss per share — Basic and Diluted:
Loss from continuing operations	$0.01	$(0.02)	$0.02	$(0.24)
Loss from sale of discontinued operations, net	0.01	—	—	—

Net loss	$0.02	$(0.02)	$0.02	$(0.24)

Weighted average shares used in computing net loss per share:
Basic and diluted	464	464	464	464

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
SIX MONTHS ENDED APRIL 30, 2002
(Unaudited)

		Non-GAAP Adjustments

			Other
(In millions, except per share amounts)	GAAP	Goodwill	Intangibles	Restructuring

Orders	$3,062	$—	$—	$—
Net revenue	$2,883	$—	$—	$—
Costs and expenses:
Cost of products and services	1,814		(20)	(53)
Research and development	624			(16)
Selling, general and administrative	1,236	(165)	(6)	(71)

Total costs and expenses	3,674	(165)	(26)	(140)

Loss from operations	(791)	165	26	140
Other income (expense), net	41	—	—	—

Loss from continuing operations before taxes	(750)	165	26	140
Benefit for taxes	(186)	—	—	—

Loss from continuing operations	(564)	165	26	140
Loss from sale of discontinued operations (net of taxes)	(4)	—	—	—

Net loss	$(568)	$165	$26	$140

Net loss per share — Basic and Diluted:
Loss from continuing operations	$(1.21)	$0.36	$0.06	$0.30
Loss from sale of discontinued operations, net	(0.01)	—	—	—

Net loss	$(1.22)	$0.36	$0.06	$0.30

Weighted average shares used in computing net loss per share:
Basic and diluted	464	464	464	464

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-GAAP Adjustments

	Discontinued	Gain on Sale	Adjustment
(In millions, except per share amounts)	Operations	of Assets	for Income Taxes	Non-GAAP

Orders	$—	$—	$—	$3,062
Net revenue	$—	$—	$—	$2,883
Costs and expenses:
Cost of products and services	—	—	—	1,741
Research and development	—	—	—	608
Selling, general and administrative	—	—	—	994

Total costs and expenses	—	—	—	3,343

Loss from operations	—	—	—	(460)
Other income (expense), net	—	(13)	—	28

Loss from continuing operations before taxes	—	(13)	—	(432)
Benefit for taxes	(3)	—	3	(186)

Loss from continuing operations	3	(13)	(3)	(246)
Loss from sale of discontinued operations (net of taxes)	4	—	—	—

Net loss	$7	$(13)	$(3)	$(246)

Net loss per share — Basic and Diluted:
Loss from continuing operations	$0.01	$(0.04)	$(0.01)	$(0.53)
Loss from sale of discontinued operations, net	0.01	—	—	—

Net loss	$0.02	$(0.04)	$(0.01)	$(0.53)

Weighted average shares used in computing net loss per share:
Basic and diluted	464	464	464	464

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation.

Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions, except par value and share amounts)
(Unaudited)

	April 30,	October 31,
	2003	2002

ASSETS
Current assets:
Cash and cash equivalents	$1,533	$1,844
Accounts receivable, net	929	1,118
Inventory	1,131	1,184
Current deferred tax assets	441	462
Other current assets	275	272

Total current assets	4,309	4,880
Property, plant and equipment, net	1,510	1,579
Goodwill and other intangible assets, net	414	685
Long-term deferred tax assets	966	635
Other assets	418	424

Total assets	$7,617	$8,203

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$294	$305
Employee compensation and benefits	677	733
Deferred revenue	257	244
Income and other taxes payable	335	325
Other accrued liabilities	443	574

Total current liabilities	2,006	2,181

Senior convertible debentures	1,150	1,150
Other liabilities	260	245

Total liabilities	3,416	3,576

Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 467 million shares at October 31, 2002 and 471 million shares at April 30, 2003 issued and outstanding	5	5
Additional paid-in capital	4,923	4,872
Accumulated deficit	(616)	(101)
Accumulated comprehensive loss	(111)	(149)

Total stockholders’ equity	4,201	4,627

Total liabilities and stockholders’ equity	$7,617	$8,203

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)

	Six months	Three months
	ended	ended
	April 30,	April 30,
	2003	2003

Cash flows from operating activities:
Net loss	$(515)	$(146)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	156	87
Amortization	26	13
Inventory-related charges	6	5
Deferred taxes	(317)	(168)
Asset impairment charges	27	17
Net gain on sale of assets	(2)	—
Adoption of SFAS No. 142	268	—
Changes in assets and liabilities:
Accounts receivable	193	7
Inventory	44	14
Accounts payable	(9)	7
Employee compensation and benefits*	(56)	50
Income taxes	(61)	(94)
Other current assets and liabilities	(44)	10
Other long-term assets and liabilities	2	7

Net cash used in operating activities **:	(282)	(191)
Cash flows from investing activities:
Investments in property, plant and equipment	(86)	(38)
Dispositions of property, plant and equipment	7	4
Purchase of equity investments	(2)	—

Net cash used in investing activities:	(81)	(34)
Cash flows from financing activities:
Issuance of common stock under employee stock plans	51	1
Net payments to notes payable and short-term borrowings	1	3

Net cash provided by financing activities:	52	4
Change in cash and cash equivalents	(311)	(221)
Cash and cash equivalents at beginning of period	1,844	1,754

Cash and cash equivalents at end of period	$1,533	$1,533

* Accrual for next semi-annual ESPP purchase:	(45)	(19)

** Cash payments (receipts) included in operating activities:
Restructuring	176	133
Income tax (refunds) payments	(39)	51
Pension trust fund contributions	154	36

AGILENT TECHNOLOGIES, INC.
TEST AND MEASUREMENT INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$608	$639	(5%)	$594	2%
Net Revenue	$652	$660	(1%)	$633	3%
Loss from operations	$(103)	$(172)	40%	$(132)	22%

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$1,202	$1,286	(7%)
Net Revenue	$1,285	$1,344	(4%)
Loss from operations	$(235)	$(343)	31%

Q2 FY03 vs Q1 FY03 BY MARKET SEGMENT

	Orders			Net Revenue

	Q2 FY03	Sequential	% of	Q2 FY03	Sequential	% of
	$ Amount	% change	Segment	$ Amount	% change	Segment

Communications test	$414	(1%)	68%	$459	1%	70%
General purpose test	194	11%	32%	193	7%	30%

	$608	2%	100%	$652	3%	100%

Q2 FY03 vs Q2 FY02 BY MARKET SEGMENT

	Orders		Net Revenue

	Q2 FY03	Yr vs. Yr	Q2 FY03	Yr vs. Yr
	$ Amount	% change	$ Amount	% change

Communications test	$414	(7%)	$459	0%
General purpose test	194	(1%)	193	(4%)

	$608	(5%)	$652	(1%)

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
AUTOMATED TEST INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$219	$197	11%	$115	90%
Net Revenue	$153	$154	(1%)	$136	13%
Loss from operations	$(37)	$(30)	(23%)	$(48)	23%

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$334	$382	(13%)
Net Revenue	$289	$292	(1%)
Loss from operations	$(85)	$(74)	(15%)

Q2 FY03 vs Q1 FY03 BY MARKET SEGMENT

	Orders			Net Revenue

	Q2 FY03	Sequential	% of	Q2 FY03	Sequential	% of
	$ Amount	% change	Segment	$ Amount	% change	Segment

Semiconductor test	$187	117%	85%	$121	13%	79%
Manufacturing test*	32	10%	15%	32	10%	21%

	$219	90%	100%	$153	13%	100%

Q2 FY03 vs Q2 FY02 BY MARKET SEGMENT

	Orders		Net Revenue

	Q2 FY03	Yr vs. Yr	Q2 FY03	Yr vs. Yr
	$ Amount	% change	$ Amount	% change

Semiconductor test	$187	12%	$121	(2%)
Manufacturing test*	32	7%	32	7%

	$219	11%	$153	(1%)

*Amounts presented as manufacturing test were previously included in test and measurement’s general purpose test.

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
SEMICONDUCTOR PRODUCTS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$420	$476	(12%)	$381	10%
Net Revenue	$376	$371	1%	$367	2%
Loss from operations	$(43)	$(37)	(16%)	$(48)	10%

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$801	$822	(3%)
Net Revenue	$743	$698	6%
Loss from operations	$(91)	$(98)	7%

Q2 FY03 vs Q1 FY03 BY MARKET SEGMENT

	Orders			Net Revenue

	Q2 FY03	Sequential	% of	Q2 FY03	Sequential	% of
	$ Amount	% change	Segment	$ Amount	% change	Segment

Networking	$130	(1%)	31%	$116	(7%)	31%
Personal systems	290	16%	69%	260	7%	69%

	$420	10%	100%	$376	2%	100%

Q2 FY03 vs Q2 FY02 BY MARKET SEGMENT

	Orders		Net Revenue

	Q2 FY03	Yr vs. Yr	Q2 FY03	Yr vs. Yr
	$ Amount	% change	$ Amount	% change

Networking	$130	(8%)	$116	(16%)
Personal systems	290	(13%)	260	12%

	$420	(12%)	$376	1%

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	April 30,	April 30,	Yr vs. Yr	January 31,	Sequential
	2003	2002	% change	2003	% change

Orders	$280	$285	(2%)	$268	4%
Net Revenue	$286	$272	5%	$276	4%
Earnings from operations	$20	$20	0%	$34	(41%)

	Six months	Six months
	ended	ended
	April 30,	April 30,	Yr vs. Yr
	2003	2002	% change

Orders	$548	$572	(4%)
Net Revenue	$562	$549	2%
Earnings from operations	$54	$55	(2%)

Earnings from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
Income (Loss) from Operations
Reconciliation of Reporting Segments to Agilent
(In millions)
(Unaudited)

	Three months ended		Three months ended
	April 30,		January 31,

	2003	2002	2003

Test and Measurement	$(103)	$(172)	$(132)
Semiconductor Products	(43)	(37)	(48)
Automated Test	(37)	(30)	(48)
Life Sciences and Chemical Analysis	20	20	34
Residual corporate charges	(19)	—	(8)

Loss from operations — Agilent	$(182)	$(219)	$(202)

Earnings from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and residual corporate charges.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE FROM OPERATIONS
BY GEOGRAPHY
(In millions, except percent changes)
(Unaudited)

	Three Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

ORDERS
Americas	$589	$649	(9%)
Europe	304	314	(3%)
Asia Pacific	634	634	—

Total	$1,527	$1,597	(4%)

NET REVENUE
Americas	$533	$632	(16%)
Europe	297	277	7%
Asia Pacific	637	548	16%

Total	$1,467	$1,457	1%

	Six Months Ended
	April 30,
			Percent
	2003	2002	Inc/(Dec)

ORDERS
Americas	$1,085	$1,287	(16%)
Europe	599	612	(2%)
Asia Pacific	1,201	1,163	3%

Total	$2,885	$3,062	(6%)

NET REVENUE
Americas	$1,109	$1,228	(10%)
Europe	593	582	2%
Asia Pacific	1,177	1,073	10%

Total	$2,879	$2,883	—

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.